                                                                     Exhibit 4.2

            COMMON                                           COMMON
INCORPORATED UNDER THE LAWS    [IKON LOGO]     THIS CERTIFICATE IS TRANSFERRABLE
            OF THE                                  IN CLEVELAND, OHIO OR IN
        STATE OF OHIO                                  NEW YORK, NEW YORK

      SEE REVISE SIDE FOR                                CUSIP 451713 10 1
      CERTAIN DEFINITIONS

  NUMBER                                                                 SHARES
CIK


                          IKON Office Solutions, Inc.

     This certifies that ___________ is the owner of ____________ fully paid and non-assessable shares of preferred stock, without par value, of IKON Office Solutions, Inc., transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Articles of Incorporation of the Corporation, as amended, to all of which the holder by acceptance hereof assents. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

      Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated


  Countersigned and registered:
     NATIONAL CITY BANK
      (CLEVELAND, OHIO)                                       /s/ John E. Stuart
                Transfer Agent                                      Chairman and
                 and Registrar                           Chief Executive Officer
  By

                                                             /s/ Karin M. Kinney
          Authorized Signature                                         Secretary

                   [Back of the Common Stock Certificate]

                          IKON OFFICE SOLUTIONS, INC.

     THE CORPORATION WILL MAIL TO THE HOLDER OF THE SHARES REPRESENTED BY THIS CERTIFICATE, WITHOUT CHARGE WITHIN FIVE DAYS AFTER RECEIPT OF WRITTEN REQUEST THEREFOR. A COPY OF THE EXPRESS TERMS OF THE SHARES REPRESENTED BY THIS CERTIFICATE AND OF THE OTHER CLASS AND SERIES OF SHARES WHICH THE CORPORATION IS AUTHORIZED TO ISSUE.

                        REPLACEMENT OF THIS CERTIFICATE

     KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED THE CORPORATION WILL REQUIRE THE STOCKHOLDER TO OBTAIN A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE. THE STOCKHOLDER WILL PAY ALL COSTS ASSOCIATED WITH THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM -- as tenants in common                   UNIF GIFT MIN ACT -- _______ Custodian ________
     TEN ENT -- as tenants by the entireties                                 (Cust)            (Minor)
     JT TEN  -- as joint tenants with right of                                 under Uniform Gifts to
                survivorship and not as tenants                                 Minors Act _________
                in common                                                                   (state)

   Additional abbreviations may also be used though not in the above list.

     For value received, _______________ hereby sell, assign and transfer unto

   PLEASE INSERT SOCIAL SECURITY OR OTHER
      IDENTIFYING NUMBER OF ASSIGNEE
------------------------------------------

------------------------------------------

________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP COPE OF ASSIGNEE) shares of the preferred stock represented by the within certificate, and do hereby irrevocably constitute and appoint ____________________________________, attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated _______________      SIGNATURE(S) ________________________________________

                                        ________________________________________
                                        NOTICE: THE SIGNATURE(S) TO THIS
                                        ASSIGNMENT MUST CORRESPOND WITH THE
                                        NAME(S) AS WRITTEN UPON THE FACE OF THE
                                        CERTIFICATE IN EVERY PARTICULAR, WITHOUT
                                        ALTERATION OR ENLARGEMENT OR ANY CHANGE
                                        WHATEVER






             SIGNATURE(S) GUARANTEED BY ________________________________________
                                        THE SIGNATURE(S) SHOULD BE GUARANTEED BY
                                        AN ELIGIBLE GUARANTOR INSTITUTION,
                                        (Banks, Stockbrokers, Savings and Loan
                                        Associations and Credit Unions) WITH
                                        MEMBERSHIP IN AN APPROVED SIGNATURE
                                        GUARANTEE MEDALLION PROGRAM PURSUANT TO
                                        S.E.C. RULE 17Ad-15.

                                      -2-